UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 3, 2010 (October 29, 2010)

DOCUMENT CAPTURE TECHNOLOGIES, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-27773	80-0133251
(State or other jurisdiction of	(Commission File Number)	(I.R.S.Employer
incorporation or organization)		Identification Number)

4255 Burton Road
Santa Clara, CA 95054
 (Address of principal executive offices, Zip code)

408-436-9888 ext. 207
(Registrant’s telephone number, including area code)

1798 Technology Drive, San Jose, CA 95110

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 29, 2010, the Company entered into a nonexclusive financial advisory agreement (the “Agreement”) with Garden State Securities (“GSS”), a FINRA member firm.  Pursuant to the terms of the Agreement, GSS shall provide financial advisory services to the Company for a period of 12 months, unless earlier terminated in accordance with the terms of the Agreement.  The services to be provided shall include, but not be limited to assisting the Company in developing, studying and evaluating a financing plan, strategic and financial alternatives, and merger and acquisition proposals and will assist in negotiations and discussions pertaining thereto.

The Company has agreed to pay GSS for its services in connection with the Agreement 425,000 shares of its restricted common stock and $30,000 upon execution of the Agreement.  Thereafter, commencing on the fourth month and continuing through the twelfth month of the Agreement, the Company shall issue to GSS 47,233 restricted shares of its common stock per month and shall pay GSS $7,500 per month.

In the event that the Agreement remains in effect for an initial 90 day period, then GSS shall be granted a right of first refusal for future financings for a period of twelve months thereafter.

The Agreement may be terminated by either party prior to the initial 90 day period of the Agreement provided 20 days prior written notice is provided to the other party.  In the event that GSS terminates the Agreement prior to the initial 90 day period GSS has agreed to return a pro rata number of the initial 425,000 shares received pursuant to this Agreement.

The shares issued to GSS were issued pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The above description of the Agreement is only a summary thereof.  The entire Agreement is attached hereto as Exhibit 99.1 for your review.

Item 9.01. Financial Statements and Exhibits.

    (a)  Exhibits.

99.1	Financial Advisory Agreement by and between Document Capture Technologies, Inc. and Garden State Securities dated October 29, 2010

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).  The Company does not undertake a duty to update any forward looking statements made in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT CAPTURE TECHNOLOGIES, INC.

Date: November 3, 2010	By:	/s/ David P. Clark
	Name:	David P. Clark
	Title:	Chief Executive Officer